KEELEY
                           SMALL CAP VALUE FUND, INC.

                           A mutual fund investing in
                           small market cap companies
                            for capital appreciation




                                   PROSPECTUS

                                January 30, 2005




Neither the SEC nor any state securities commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                    CONTENTS


THE FUND
Investment objective....................................................... 2
Principal investment strategy and policies................................. 2
Main risks................................................................. 3
Performance................................................................ 3
Expenses................................................................... 4
Financial highlights....................................................... 5
Portfolio holdings..........................................................6
Management................................................................. 6

YOUR INVESTMENT
How shares are priced...................................................... 7
How to buy, sell and exchange shares....................................... 9
Frequent purchases and redemption of Fund shares...........................13
Distributions and taxes................................................... 13
Shareholder privileges.................................................... 14
  Right of Accumulation................................................... 14
  Letter of Intent........................................................ 14
  Automatic Investment Plan............................................... 14
Individual Retirement Accounts............................................ 14


PRIVACY STATEMENT.......................................... Inside Back Cover


TO LEARN MORE ABOUT THE FUND...................................... Back Cover

                                    THE FUND

                       KEELEY SMALL CAP VALUE FUND, INC.

                              INVESTMENT OBJECTIVE

   This Fund seeks capital appreciation by investing at least 80% of its net assets plus the amount of any borrowings for investment purposes in companies with small market capitalization ($1.5 billion or less, measured at the time of each investment).

                   PRINCIPAL INVESTMENT STRATEGY AND POLICIES

   Under normal market conditions, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small cap companies, measured at the time of each investment. If we change that policy, we will give our shareholders at least 60 days notice of the change.


   While many mutual funds look for undervalued stocks, the Fund takes a unique approach: we emphasize on companies going through major changes, including:


  o corporate spin-offs (a tax-free distribution of a parent company's division to shareholders)
  o financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy
  o  companies selling at or below actual or perceived book value
  o  savings and loan and insurance conversions

   We don't concentrate on any sector or industry. Current dividend or interest income is not a factor when choosing securities. Each stock is judged on its potential for above-average capital appreciation, using a value approach that emphasizes:

  o  equities with positive cash flow
  o  low market capitalization-to-revenue ratio
  o desirable EBITDA (earnings before interest, taxes, depreciation and amortization)
  o  motivated management
  o  little attention from Wall Street

   Research sources include company documents, subscription research services, select broker/dealers and direct company contact.

   It is our initial intention to typically hold securities for more than two years to allow the corporate restructuring process to yield results. But we may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

   In times of adverse equity markets, we may take temporary defensive positions in U.S. Treasury bills and commercial paper of major U.S. corporations. This could reduce the benefit from an upswing in the market.

   The investment strategy and policies are not fundamental; they may be changed without shareholder approval. You'll get advance notice if we change that policy. For more about the Fund's investment policies, see the SAI.

                                   MAIN RISKS

   The Fund is subject to the typical risks of equity investing, including the effects of interest rate fluctuations, investor psychology and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

   The Fund may be suitable for the more aggressive section of an investor's portfolio. It's designed for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

   In addition, small cap investing presents more risk than investing in large cap or more established company securities. Small cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. The focus on corporate restructures means these securities are more likely than others to remain undervalued.

   Other than company-specific problems, the factor most likely to hurt Fund performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

                                  PERFORMANCE

   The first chart below shows annual total returns for the Fund. The second compares Fund performance with that of both the Russell 2000 Index, an unmanaged index made up of smaller capitalization issues and the S&P 500R Index, a broad market-weighted index dominated by blue-chip stocks. While these two charts give you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) doesn't guarantee future results.



YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

1995               32.47%
1996               25.99%
1997               41.01%
1998                0.62%
1999                6.17%
2000               12.87%
2001               13.65%
2002              (8.47)%
2003               39.31%
2004               32.94%


The bar chart and Best and Worst quarters do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.

                           -------------------------
                                  BEST QUARTER
                                Q3 '97    21.56%
                           -------------------------

                           -------------------------
                                 WORST QUARTER
                               Q3 '98    (20.25)%
                           -------------------------


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04
                                       1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
FUND*
--------------------------------------------------------------------------------
Return Before Taxes                    29.96%         15.74%         17.97%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions                       26.33%         15.02%         17.13%
--------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares                         18.27%         13.52%         16.15%
--------------------------------------------------------------------------------
Russell 2000 Index**                   22.25%         17.23%         15.17%
--------------------------------------------------------------------------------
S&P 500/R Index**                      10.88%        (2.30)%         12.07%
--------------------------------------------------------------------------------


 * This performance table reflects the payment of the 4.50% sales load on the purchase of new shares.

** Reflects no deduction for fees, expenses and taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    EXPENSES

   The table below shows what fees and expenses you could face as a Fund shareholder. Keep in mind that future expenses may be higher or lower than those shown.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Load on Purchases
(as a percentage of offering price)(a)                                  4.50%
--------------------------------------------------------------------------------
Maximum Sales Load on Reinvested Dividends
(as a percentage of offering price)                                      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Load                                              None
--------------------------------------------------------------------------------
Redemption Fees(b)                                                       None
--------------------------------------------------------------------------------
Exchange Fees(b)                                                         None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (As a Percentage of Average Net Assets)
--------------------------------------------------------------------------------
Management Fees                                                         1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees(c)                                            0.25%
--------------------------------------------------------------------------------
Other Expenses                                                          0.39%
--------------------------------------------------------------------------------
Total Fund Operating Expenses(d)                                        1.64%
--------------------------------------------------------------------------------

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It does not represent the Fund's actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
You would pay the following expenses
on a $10,000 investment, assuming
(1) 5% annual return, (2) redemption
at the end of each time period and
(3) that the Fund's operating expenses
remain the same:                           $609      $944     $1,302    $2,306
--------------------------------------------------------------------------------

(a) Sales charges are reduced for purchases of $50,000 or more. See "How shares are priced."

(b) The Fund's Transfer Agent charges a fee of $15 for each wire redemption and $5 for each telephone exchange. At the discretion of the adviser or transfer agent these fees may be waived.

(c) The Rule 12b-1 Fee is an annual fee paid by the Fund (and indirectly by shareholders). See "How Shares are Priced." Over time, long-term shareholders may pay more in distribution-related charges through the imposition of the Rule 12b-1 Fee than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").

(d) The Adviser has agreed to waive a portion of its fee to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 2.50%.

   The Management Fee to be paid by the Fund is higher than that paid by many other investment companies. The Board of Directors believes that the Fund's Management Fee is appropriate in light of the Fund's investment objective and policies.

                              FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.

                                               YEAR ENDED SEPTEMBER 30,
                                  2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Per Share Data(1)
Net asset value,
  beginning of year             $24.88    $21.91    $22.43    $21.82    $20.85
Income from investment
  operations:
  Net investment loss           (0.12)    (0.15)    (0.21)    (0.20)    (0.14)
  Net realized and unrealized
    gains on investments          9.19      4.43      0.85      1.32      2.00
--------------------------------------------------------------------------------
  Total from investment
    operations                    9.07      4.28      0.64      1.12      1.86
--------------------------------------------------------------------------------
Less distributions:
  Net realized gains                 -    (1.31)    (1.16)    (0.51)    (0.89)
--------------------------------------------------------------------------------
Net asset value, end of year    $33.95    $24.88    $21.91    $22.43    $21.82
================================================================================
Total return(2)                 36.45%    20.61%     2.57%     5.25%     9.39%
Supplemental data and ratios:
  Net assets, end of year
    (in 000's)                $206,976   $90,471   $63,894   $57,784   $53,570
  Ratio of expenses to
    average net assets           1.64%     1.75%     1.72%     1.80%     1.86%
  Ratio of net investment
    loss to average net assets (0.57)%   (0.68)%   (0.90)%   (0.90)%   (0.64)%
Portfolio turnover rate         29.63%    38.83%    45.31%    43.61%    44.84%
--------------------------------------------------------------------------------

(1)  Per share data is for a share outstanding throughout the year.
(2) The total return calculation does not reflect the sales load imposed on the purchase of shares.

                               PORTFOLIO HOLDINGS

   A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT


   INVESTMENT ADVISER - The Fund's investment adviser is Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The adviser supervises, administers and continuously reviews the Fund's investment program, following policies set by the Board of Directors. As of December 31, 2004, the adviser had approximately $1.4 billion in assets under management.


   John L. Keeley, Jr., president and director of the Fund, is the adviser's sole shareholder. He has been president and primary investment manager for the adviser since its incorporation in 1981. He has also been primarily responsible for day-to-day management of the Fund's portfolio since its incorporation in 1993.

   The Fund pays the adviser a monthly fee at an annual rate of 1.00% of average daily net assets. While this rate is higher than what many mutual funds pay, the directors consider it appropriate in light of the Fund's investment objectives and policies. The adviser will waive part of its fee or reimburse the Fund if its annual operating expenses exceed 2.50% of net assets. This limitation excludes taxes, interest charges, litigation and other extraordinary expenses, and brokerage commissions and other charges from buying and selling Fund securities.

                            OTHER SERVICE PROVIDERS

   ADMINISTRATOR - UMB Fund Services, Inc. handles required tax returns and various filings; monitors Fund expenses and compliance issues; and generally administers the Fund.

   DISTRIBUTOR - Keeley Investment Corp., member of NASD/SIPC, is the general distributor of the Fund's shares.

   CUSTODIAN, TRANSFER AGENT, AND ACCOUNTING SERVICES - U.S. Bank, N.A. provides for the safekeeping of the Fund's assets. U.S. Bancorp Fund Services, LLC maintains shareholder records and disburses dividends and other distributions.

                                YOUR INVESTMENT

                             HOW SHARES ARE PRICED

   The public offering price of Fund shares is the NET ASSET VALUE (the value of one share in the Fund) plus a SALES CHARGE based on the amount of your purchase.

   NET ASSET VALUE - Net asset value (NAV) is calculated by dividing the Fund's total assets, minus any liabilities, by the number of shares outstanding. It's determined daily Monday through Friday as of the end of trading hours on the New York Stock Exchange (typically 4 p.m. Eastern Time), except on these holidays:

  New Year's Day         Martin Luther King Jr. Day         Presidents' Day
  Good Friday            Memorial Day                       Independence Day
  Labor Day              Thanksgiving Day                   Christmas Day

   The day's NAV will be used for all buy or sell orders received since the preceding computation.

   Here's how the value of Fund assets is determined:

o A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it wasn't traded during the day, at the most recent bid price.

o Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they're valued at closing over-the-counter bid prices.

o If a security is traded on more than one exchange, it's valued at the last sale price on the exchange where it's principally traded.

o Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

o Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.


o Securities for which market quotations aren't readily available and securities for which the Fund has reason to believe the market quote should not be relied upon are valued in accordance with procedures approved by the Board of Directors. Since most of the Fund's securities are traded on U.S. exchanges, the Fund does not expect that there would be many times when a fair value determination would be required. However, small cap securities are generally less liquid than mid cap and larger cap companies. Although market price is usually the best indicator of value, if there is very little trading in a security, the Fund may determine that the reported market price is not an accurate reflection of the security's value and should not be relied upon. Other times when the Fund would make a fair value determination would be when trading in a security held by the Fund is halted and not resumed prior to the end of the market close, or if exchanges were required to close before the anticipated end of the trading day. In such cases, the Fund's value for a security may be different from most recent quoted.

market values, which could affect net asset value and result in a purchaser paying a higher or lower price to purchase Fund shares, and a redeeming shareholder receiving less or more than such shareholder would have received, if market quotations had been available and had been used to establish value.

   SALES CHARGE - The chart below shows how the sales charge varies with the amount of your purchase.

                                                                   DEALER
                                                                REALLOWANCE
                                SALES CHARGE AS A PERCENTAGE OF     AS A
                                    OFFERING      NET AMOUNT   PERCENTAGE OF
SINGLE TRANSACTION AMOUNT            PRICE         INVESTED    OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                    4.50%          4.71%          4.00%
--------------------------------------------------------------------------------
$50,000 - less than $100,000         4.00%          4.17%          3.50%
--------------------------------------------------------------------------------
$100,000 - less than $250,000        3.00%          3.09%          2.50%
--------------------------------------------------------------------------------
$250,000 - less than $500,000        2.50%          2.56%          2.00%
--------------------------------------------------------------------------------
$500,000 and over                    1.00%          1.01%          0.50%
--------------------------------------------------------------------------------

   Various individuals and organizations who meet Fund requirements may buy shares at NAV - that is, without the sales charge. Generally, these include institutional investors such as banks and insurance companies, investment advisers and their clients, certain tax exempt entities (including IRAs, pension and profit sharing plans) with a minimum $25,000 investment, purchasers with brokerage accounts in which they are charged fees based on the value of the account rather than commissions on transactions, sales through certain internet brokers, sales to pension and profit sharing plans for which Charles Schwab acts as a trustee, broker/dealer or recordkeeper and customers of financial institutions clearing through Charles Schwab. For a more detailed list of those who may qualify for fee waivers, plus a description of the requirements, see the SAI.

   The Fund provides free of charge, through its Website at www.keeleyfunds.com, and in a clear and prominent format, information regarding who is eligible for reduced sales loads or waivers of the sales load, and what information must be provided to qualify. The site includes a hyperlink to that information.

   The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of the Fund's average net assets (calculated on a daily basis). Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


   The Distributor and the Fund's adviser may make cash payments, which we refer to as revenue share payments, to dealer firms as incentives to sell Fund shares, to promote retention of their dealer firms' customers' assets in the Fund and to reimburse dealer firms for distribution and other expenses. These payments are in addition to any sales load and 12b-1 fees which the dealer firms may receive from the Fund or the Distributor. Revenue share payments would come from the Distributor or adviser's own resources and not from the Fund, will not change the price of Fund shares and will not reduce the amount of proceeds which the Fund receives from the sale of shares. However, the Distributor or adviser may be reimbursed for some or all of such payments from the 12b-1 fees paid by the Fund to the Distributor. These payments may be calculated on sales of Fund shares, on average net assets of the Fund applicable to a dealer, or on a combination of both. The amount of such payments could be significant to a dealer firm. The Distributor will determine, in its own judgment, whether to make revenue share payments to any dealer firm.


   See also "Right of Accumulation" and "Letter of Intent" under "Shareholder Privileges."

                      HOW TO BUY, SELL AND EXCHANGE SHARES
                                 BUYING SHARES

   You can buy Fund shares directly from the distributor, Keeley Investment Corp., from selected broker/dealers, financial institutions and other service providers. Some of these other parties may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. If you invest through a third party, policies and fees may differ from those described here. If you are investing through a third party, you should read any program materials they may provide to you before you invest through them.

   In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application.


   If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.


   The minimum initial investment is $1,000 ($250 for IRAs and Automatic Investment Plan accounts), and the minimum for additional investments is $50 and is subject to change at any time.

   Your order will be priced at the next NAV calculated after the Fund receives your order in proper form. The Fund may enter into arrangements with third parties, including broker/dealers, financial institutions and other service providers to process purchase and redemption orders on behalf of the Fund on an expedited basis. In those cases, when the third party receives the purchase or redemption order, it will be treated as though the Fund had received the order for purposes of pricing. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "KEELEY Small Cap Value Fund, Inc." The Fund will not accept payment in cash, including cashier's check or money order. Also, to prevent fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. If your check is returned for any reason, you'll be charged a $25 fee as well as for any loss to the Fund.

   While we don't issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

   WE RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER IF WE BELIEVE IT'S IN THE FUND'S BEST INTEREST TO DO SO.

--------------------
  BY WIRE TRANSFER
--------------------

OPENING AN ACCOUNT
   If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-888-933-5391 to make arrangements with a telephone service representative to submit your completed Application via mail, overnight delivery, or facsimile. Upon receipt of your Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

o  Have your bank wire the amount you want to invest to:
     U.S. Bank, N.A.
     ABA routing number 075000022
     Credit U.S. Bancorp Fund Services, LLC, account number 112952137 Further credit KEELEY Small Cap Value Fund, Inc.

ADDING TO YOUR ACCOUNT
   You can add to your account anytime in investments of $50 or more. If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. Prior to sending your wire, please call the Transfer Agent at 1-888-933-5391 to advise them of your intent. This will ensure prompt and accurate credit.

---------
 BY MAIL
---------

   The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent of the Fund.

OPENING AN ACCOUNT
o Write a check for the amount you want to invest, payable to KEELEY Small Cap Value Fund, Inc.

o Mail your payment with a completed purchase application (included with this prospectus) to:
KEELEY Small Cap Value Fund, Inc.    For overnight delivery, use this address:
c/o U.S. Bancorp Fund Services, LLC     KEELEY Small Cap Value Fund, Inc.
P.O. Box 701                            c/o U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53201-0701                615 E. Michigan Street, 3rd Floor
                                        Milwaukee, WI 53202-5207

   If your check is returned for any reason, your account will be charged a $25 processing fee. You will be responsible for any loss to the Fund.

ADDING TO YOUR ACCOUNT
   You can add to your account anytime in investments of $50 or more. Mail your order as described above, including your name, address, and account number.

                                 SELLING SHARES

   You can redeem your shares in the Fund anytime by mail or telephone for shares you hold directly at the Fund.

   Shareholders who have an IRA or other retirement plan account must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

   If your account is with the distributor or a selected broker/dealer, you must give your request to that firm. The broker/dealer is responsible for placing your request and may charge you a fee.

   Otherwise, here's how to sell your shares:

---------
 BY MAIL
---------

   Send the transfer agent a written redemption request in proper order, including:

   o  your account name and number
   o  the number of shares or dollar amount to be redeemed
   o the signature of each registered owner, exactly as the shares are registered
   o documentation required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact

Mail to:                              For overnight delivery, use this address:
   KEELEY Small Cap Value Fund, Inc.       KEELEY Small Cap Value Fund, Inc.
   c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701                            615 E. Michigan Street, 3rd Floor
   Milwaukee, WI 53201-0701                Milwaukee, WI 53202-5207

   The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Fund.

   SIGNATURE GUARANTEES - If you request a direct redemption of more than $25,000, or you want the proceeds sent to a location other than the address of record, or the request comes within 15 days of an address change, we require signature guarantees. Signature guarantees are also required when wiring (bank) instructions are changed, when changing account ownership, when redemption proceeds are to be made payable to someone other than the registered owner and when redemption proceeds are transmitted by federal wire transfer to a bank other than the bank of record. These guarantees may seem inconvenient, but they're intended to protect you against fraud. The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it's not.

   Eligible guarantors include qualified:
   o  Banks, credit unions and savings associations
   o  Broker/dealers
   o  National securities exchanges
   o  Registered securities associations
   o  Clearing agencies

   A notary public is not acceptable.

----------
 BY PHONE
----------

   To redeem shares by phone, call the transfer agent at 1-888-933-5391. The Fund follows procedures to confirm that telephone instructions are genuine and sends payment only to the address of record or the designated bank account. We aren't liable for following telephone instructions reasonably believed to be genuine.

   If you don't want telephone transaction privileges, check the box on the purchase application.

   PAYMENT - When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received. This amount may be more or less than what you paid for the shares.

   When you sell your shares of the Fund, it is a taxable event for federal tax purposes. You may realize a capital gain or loss. You may want to check with your tax adviser.

   We'll mail payment within five business days of the transfer agent's receiving your redemption request in proper order. You can also ask to have redemption proceeds wired to you. The transfer agent charges a $15 wire fee.

   The Fund won't send redemption proceeds until checks for the purchase of the shares have cleared - up to 15 days.

   We may suspend redemptions if the New York Stock Exchange closes or for other emergencies. See the SAI for details.

   SMALL ACCOUNTS - If the value of your account falls below $250, we reserve the right to redeem your shares and send you the proceeds. Currently, however, the Fund's practice is to maintain small accounts instead of closing them out. If we change that policy, you'll get advance notice.

                               EXCHANGING SHARES


   You can exchange some or all of your Fund shares for First American Prime Obligations Fund shares. The minimum exchange amount is $250 and there's a maximum of four exchanges over 12 months. The exchange must be between identically registered accounts. The Fund considers two exchanges between the Fund and the First American Prime Obligations Fund for more than $250,000 within a five business day period to be market timing, and will bar the account holder from making additional purchases in the Fund. See "Frequent Purchases and Redemptions of Fund Shares."


   Fund shares will be redeemed at the next determined NAV after your request is received, and First American Prime Obligations Fund shares will be purchased at the per share NAV next determined at or after redemption.

   You can also move your exchanged shares, plus any First American Prime Obligations Fund shares purchased with reinvested dividends, back into the Fund with no sales charge (as long as your investment remained continuously in the First American Prime Obligations Fund between withdrawal and reinvestment).

   Your exchange is subject to the terms of the First American Prime Obligations Fund. Ask us for a copy of their prospectus and read it carefully before investing.

   Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Fund follows procedures to confirm that telephone instructions are genuine. We aren't liable for following telephone instructions reasonably believed to be genuine.

   An exchange is a taxable event for federal tax purposes. You may realize a capital gain or loss. Be sure to check with your tax adviser before making an exchange.

   WE RESERVE THE RIGHT TO CHANGE OR ELIMINATE THE EXCHANGE PRIVILEGE. IF WE CHANGE THAT PRIVILEGE, YOU'LL GET ADVANCE NOTICE.

                FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES


   Small cap stocks are generally subject to greater volatility and thinner markets than mid cap and large cap stocks, which makes them more attractive to market timers. The Fund does not accomodate market timing. The Fund believes that its sales charge (at a maximum of 41/2%) coupled with a maximum of 4 exchanges per year into the First American Prime Obligations (a related money market fund), and the fact that the Fund is not part of a family of funds which can be used for exchanges, makes it difficult for a purchaser to utilize the Fund for market timing. Although the Fund does not believe it is subject to a number of the risks of marking timing (such as utilizing pricing differentials in international markets), frequent trading disrupts the investment strategy because it requires the Fund to maintain excess cash or to liquidate investments before it otherwise would do so, which also tends to increase portfolio turnover and brokerage costs and can adversely affect tax efficiency. The Fund's procedures provide that the Fund will not enter into any agreements or "understandings" with anyone which specifically permit frequent trading. The Fund will attempt to identify purchasers who engage in frequent trading and if and when identified, will bar such purchasers from making additional purchases of Fund shares. To the extent that it can identify the beneficiaries of omnibus accounts and the omnibus account holder will apply these standards to its beneficiaries, the Fund will request that they do so; however, it will not bar an omnibus account which cannot or will not apply these standards to its account beneficiaries. Consequently, this policy may not be applied uniformly. The Fund considers any purchase and redemption of more than $250,000 in any five day business period by the same account holder (in the case of omnibus accounts, the ultimate beneficiary of a sub-account), including exchanges between the Fund and the First American Prime Obligations Fund, to fall within its definition of market timing; however, the Fund reserves the right to restrict purchases, on a case by case basis, who trade less than that amount or make purchases and sales separated by more than five business days.



                            DISTRIBUTIONS AND TAXES

   The Fund distributes its net investment income and realized capital gains, if any, to shareholders at least once a year. Your dividends and capital gains will be invested in additional Fund shares unless you write the transfer agent to request otherwise. There's no sales charge on reinvestments. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

   If your mailed distribution check can't be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, we reserve the right to reinvest the distribution amount at the current NAV until you give us other instructions.

   Dividends and distributions in the form of cash or additional shares are generally taxable. You'll receive an annual statement showing which of your Fund distributions are taxable as ordinary income and which are capital gains. It's important you consult with your tax adviser on federal, state and local tax consequences.

                             SHAREHOLDER PRIVILEGES

   RIGHT OF ACCUMULATION (ROA) - You may combine your new purchase with the value of any other shares of the Fund you own (except money market fund shares) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase plus the value (based on offering price) of all other shares you own. In addition to the shares you own, you may also combine the value of the shares owned by your spouse for sales charge reductions. TO RECEIVE A REDUCED SALES CHARGE, BASED ON THE ACCUMULATED VALUE OF SUCH ACCOUNTS, YOU MUST NOTIFY THE FUND IN WRITING AT THE TIME OF PURCHASE.

   LETTER OF INTENT (LOI) - By signing a LOI you can reduce your sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

   If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse. YOU WILL NEED TO PROVIDE WRITTEN INSTRUCTION WITH RESPECT TO THE OTHER ACCOUNTS WHOSE PURCHASES SHOULD BE CONSIDERED IN FULFILLMENT OF THE LOI.

   AUTOMATIC INVESTMENT PLAN (AIP) - Buy shares automatically each month, by having $50 or more withdrawn from your bank account and invested in the Fund. The minimum to open an AIP account is $250. There's no service fee for this account. To establish the AIP, complete the Automatic Investment Plan section on the purchase application or, after your account is established, complete an AIP application (available from the Fund). Under the Plan, you may make regular monthly investments of $50 or more in the Fund directly from your checking or savings account. In order to participate, your financial institution must be a member of the Automated Clearing House (ACH) network. We are unable to debit mutual fund or pass through accounts. If your payment is rejected by the bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the effective date.

   THE FUND RESERVES THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT LEAST 30 DAYS NOTICE.


                         INDIVIDUAL RETIREMENT ACCOUNTS

   The Fund offers a variety of retirement plans that may help you shelter part of your income from taxes. For complete information, including applications, call 1-888-933-5391.

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                               PRIVACY STATEMENT

Protecting your personal information is an important priority for us. Our privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

  o Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

  o Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

For example, if you maintain a brokerage account with Keeley Investment Corp., we disclose information we collect to National Financial Services, LLC (our clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to our affiliated companies, Keeley Asset Management Corp. and the KEELEY Small Cap Value Fund, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the KEELEY Small Cap Value Fund, Inc.

We restrict access to your nonpublic information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                          TO LEARN MORE ABOUT THE FUND

                     Ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI gives you more details on other aspects of the Fund. It's filed with the Securities and Exchange Commission (Commission) and by this reference is incorporated in this prospectus.

ANNUAL/SEMI-ANNUAL REPORT. These reports describe the Fund's performance, list its holdings, and discuss market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

                    Here's how you can get this information
                                without charge.

                                  BY TELEPHONE
                         Call Toll Free 1-888-933-5391
                                    BY MAIL
                                   Write to:
                       KEELEY Small Cap Value Fund, Inc.
                      401 South LaSalle Street, Suite 1201
                               Chicago, IL 60605

                                   BY E-MAIL
                   Send your request to info@keeleyfunds.com

                    View online or download Fund prospectus
                               and application at
                      KEELEY Website: www.keeleyfunds.com

You can review and copy information about the Fund, (including the SAI) at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Commission's Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                            SEC file number 811-7760

STATEMENT OF ADDITIONAL INFORMATION
January 30, 2005

KEELEY SMALL CAP VALUE FUND, INC.         401 SOUTH LASALLE STREET
                                          SUITE 1201
                                          CHICAGO, ILLINOIS  60605
                                          312-786-5050
                                          888-933-5391

   This Statement of Additional Information is not a prospectus, but provides expanded and supplemental information contained in the current prospectus of KEELEY Small Cap Value Fund, Inc. (the "Fund") dated January 30, 2005 and should be read in conjunction with the Fund's Prospectus and any additional supplements to the Prospectus and the Fund's financial statements. Investors should note, however, that a Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. A copy of the Prospectus and Annual/Semi-Annual Report to Shareholders may be obtained free of charge from the Fund at the address and telephone number listed above.

   The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2004, of KEELEY Small Cap Value Fund, Inc. (File No. 811-7760) as filed with the Securities and Exchange Commission on December 1, 2004.

            Schedule of Investments
            Statement of Assets and Liabilities
            Statement of Operations
            Statements of Change in Net Assets
            Notes to Financial Statements
            Financial Highlights
            Report of Registered Independent Public Accounting Firm

                               TABLE OF CONTENTS


                                                                          Page
Introduction                                                                3
General Information and History                                             3
Investment Objective, Policies and Risk Considerations                      3
         Investment Objective                                               3
         Investment Policies and Risk Considerations                        3
Investment Restrictions                                                     5
Portfolio Turnover                                                          6
Disclosure of Portfolio Holdings                                            7
Performance Information                                                     7
    Cumulative Total Return                                                 7
    Average Annual Total Return                                             7
    Average Annual Total Return - After Taxes on Distributions              8
    Average Annual Total Return - After Taxes on
         Distributions and Redemptions                                      8
    Comparative Performance Information                                     9
Management of the Fund                                                      9
    General                                                                 9
    Directors and Officers                                                  9
Control Persons and Principal Holders of Securities                        13
Investment Adviser                                                         13
Administration Services                                                    13
Fund Accountant, Custodian, Transfer Agent and Dividend Disbursing Agent   14
    Fund Accountant                                                        14
    Custodian                                                              14
    Transfer Agent and Dividend Disbursing Agent                           14
Net Asset Value                                                            15
Purchases and Redemptions of Shares                                        15
Sales at Net Asset Value                                                   15
Exchange Privilege                                                         16
Taxation                                                                   16
Distribution of Shares                                                     17
Rule 12b-1 Distribution Plan                                               17
Portfolio Transactions and Brokerage                                       18
   Portfolio Transactions                                                  18
   Brokerage                                                               19
Additional Information                                                     19
    Shareholder Meetings                                                   19
    Removal of Directors by Shareholders                                   20
Independent Registered Public Accounting Firm                              20
Proxy Voting                                                               20
Appendix A:  Description of Bond Ratings                                   22

                                  INTRODUCTION

   This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in the Statement of Additional Information generally correspond to like captions and terms in the Prospectus.

   No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated January 30, 2005, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                         GENERAL INFORMATION AND HISTORY

   The Fund is an open-end diversified management investment company, as defined under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated in Maryland on May 17, 1993, registered under the 1940 Act on July 27, 1993 and commenced operations on October 1, 1993. The Fund has an authorized capital of 100,000,000 shares of $0.01 par value common stock. There is no other class of securities authorized or outstanding. All shares have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

            INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE

   The Fund's investment objective is to seek capital appreciation. The Board of Directors may not change the Fund's investment objective without shareholder approval.


   The Fund seeks to achieve this objective by investing primarily in companies that have a relatively small market capitalization, $1.5 billion or less at time of each investment. The Fund has adopted a policy, which is not a fundamental policy, that under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies. If the Fund changes that policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize three basic categories. The first category is companies involved in various types of corporate reorganizations, such as spin-offs, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in this first category. The second category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The third category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. The Fund purchases shares of these companies after their conversion to a stock company has been completed. Current dividend or interest income is not a factor when choosing securities.


INVESTMENT POLICIES AND RISK CONSIDERATIONS

DEBT SECURITIES

   The Fund may invest in debt securities, including debt securities that are not rated or are rated below investment grade, commonly referred to as "junk bonds" by the recognized rating agencies (i.e., investment grade means Baa or higher by Moody's Investor Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"). However, the Fund will not invest in or hold more than 5% of its net assets in debt securities other than U.S. Treasury bills and notes, short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P, or unrated but determined by the Adviser to be of comparable quality).

   Securities rated Baa or BBB are considered to be medium-grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

   To the extent the Fund invests in lower-rated debt securities, achievement by the Fund of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capability, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

   Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling this type of security. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

   A description of the ratings used by Moody's and S&P is included as Appendix A to this Statement of Additional Information.

FOREIGN SECURITIES

   The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

   To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

   Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.

   Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

UNSEASONED ISSUERS

   The Fund may invest up to 5% of its net assets in the securities of unseasoned issuers, that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stock of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

ILLIQUID SECURITIES

   The Fund may invest up to 5% of its net assets in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund's investments. Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

                             INVESTMENT RESTRICTIONS

   The Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations.

   The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

  1. With respect to 75% of the Fund's net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

  2. With respect to 75% of the Fund's net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

  3. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

  4. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or
      (ii) repurchase agreements.

  5. The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

  6. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

  7. The Fund will not concentrate its investments by investing 25% or more of the value of the Fund's total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

  8. The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

  9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided (i) that the total of reverse repurchase agreements and such borrowings will not exceed 10% of the

      Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

 10. The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund's other investment restrictions.

   In addition to the fundamental restrictions listed above, the Fund has adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

  1. The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

  2. The Fund will not purchase or hold securities of an issuer if all of the officers and Directors of the Fund and its Adviser who individually own beneficially more than one-half of 1% of the securities of such issuer collectively own beneficially more than 5% of such securities.

  3. The Fund will not invest more than 5% of its net assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

  4. The Fund will not invest more than 5% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

  5. The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions.

  6. The Fund will not invest for the purpose of exercising control or management of any company.

  7. The Fund will not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, nor more than 5% of its net assets in warrants. Warrants acquired by the Fund in units or attached to securities are not subject to this restriction.

  8. The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.

  9. The Fund will not invest in, or write, options, puts, calls, straddles or spreads.

 10. The Fund will not invest more than 5% of its net assets in foreign securities.

 11. The Fund will not invest more than 5% of its net assets in forward contracts, financial instrument futures and options on such futures.

   The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                               PORTFOLIO TURNOVER

   The Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions. For the fiscal year ended September 30, 2004, the Fund's portfolio turnover rate was 29.63%.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


   The Fund has adopted a policy that it will only disclose portfolio holdings (other than to rating agencies and third party service providers) when that information is filed with the Securities and Exchange Commission ("SEC") or sent to shareholders pursuant to semi-annual or quarterly reports. In most cases, this information will be filed with the SEC sixty days after its date. Information may be sent to shareholders which is less than sixty days after its date, but in such case, the information will be sent to all shareholders at the same time. The Fund discloses holdings on a monthly basis to Standard & Poors, Bloomberg, Thomson Financial, Lipper and Morningstar. The Fund discloses holdings on a quarterly basis to Vickers. No information is released until it is at least 15 days old and all information is sent to all parties at the same time. The Fund discloses portfolio information to third party service providers (including the Fund's administrator, auditor and pricing service) for legitimate business purposes. Under the Fund's policies, no one has authority to make any other disclosure of portfolio information. Officers and directors of the Fund and the Adviser, and officers of the Distributor who are also officers of the Fund or the Adviser of necessity have access to information about the Fund and its investments, including its portfolio holdings, but the Fund and its Adviser and Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information. The Fund's code of ethics prohibits access persons (who include officers and directors of the Fund) from buying and selling securities which the Fund is buying or selling or considering buying or selling, except with the prior approval of John Keeley (or in the case of his trades, another officer designated by the Board). Information on personal trading is compiled and reviewed monthly by the Chief Compliance Officer ("CCO"), and quarterly by the Board. It is against the policy of the Fund for the Fund or its Adviser to receive compensation for the disclosure of portfolio holdings information, and no compensation has ever been paid to the Fund or its Adviser for disclosure of portfolio information. The disclosure policy of the Fund has been approved by the Board and under the Fund's procedures, may only be changed with Board approval. The Board reviews the disclosure policy on an annual basis to determine whether it is, and continues to be, in the best interest of the shareholders. The Fund's policies and procedures regarding disclosure of portfolio information are tested periodically by the Fund's CCO, and the Board of the Fund reviews the operation of those policies and procedures at each meeting of the Board.


                             PERFORMANCE INFORMATION

CUMULATIVE TOTAL RETURN

   Cumulative Total Return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    CTR =   ERV - P    *  100
                                            --------
                                               P

      Where:  CTR = Cumulative total return;

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and,
              P   = initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

AVERAGE ANNUAL TOTAL RETURN

   Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.

Average annual total return is computed as follows:

                                          n
                                     P(1+T) =ERV

   Where:   P = the amount of an assumed initial investment in Fund shares
            T = average annual total return
            N = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period

   The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets. Income taxes payable by shareholders are not taken into account. The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

   After deduction of the initial sales charge, the Fund's average annual total return for the one year, five year, and ten year periods ended September 30, 2004 were 30.33%, 13.17%, and 15.43%, respectively.

AVERAGE ANNUAL TOTAL RETURN - AFTER TAXES ON DISTRIBUTIONS

   Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.

Average annual total return (after taxes on distributions) is computed as follows:

                                       n
                                  P(1+T) =ATV
                                             D

   Where:   P = the amount of an assumed initial investment in Fund shares
            T = average annual total return
            N = number of years from initial investment to the end of the period ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

   The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets. The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

   After deduction of the initial sales charge, the Fund's average annual total return (after taxes on distributions) for the one year, five year, and ten year periods ended September 30, 2004 were 30.33%, 12.33%, and 14.67%, respectively.

AVERAGE ANNUAL TOTAL RETURN - AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS

   Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.

Average annual total return (after taxes on distributions and redemptions) is computed as follows:

                                         n
                                    P(1+T) =ATV
                                               DR

   Where:   P = the amount of an assumed initial investment in Fund shares
            T = average annual total return
            N = number of years from initial investment to the end of the period ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on distributions and redemptions.

   The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets. The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

   After deduction of the initial sales charge, the Fund's average annual total return (after taxes on distributions and redemptions) for the one year, five year, and ten year periods ended September 30, 2004 were 19.71%, 11.10%, and 14.19%, respectively.

COMPARATIVE PERFORMANCE INFORMATION

   The Fund may from time to time include figures indicating the Fund's cumulative total return or average annual total return in advertisements or reports to shareholders or prospective investors. Average annual total return and cumulative total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return may reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of one, five, or ten years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of cumulative total return, which are not annualized, represent historical earnings and asset value fluctuations. Cumulative total return figures used in advertisements or sales literature will not usually reflect the deduction of the maximum sales charges which, if deducted, would reduce the Fund's total return. Average annual total returns and cumulative total returns are based on past performance which is not a guarantee of future results. Performance information for the Fund may be compared in reports and promotional literature to: (a) the S&P(R) 500, the Russell 2000, the Value Line Index, the Dow Jones Industrial Average, New York Stock Exchange Composite Index, the NASDAQ Composite Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of securities markets in general; (b) other groups of mutual funds tracked by Lipper, Inc., Morningstar, Inc., Value Line Publishing, Inc., Micropal Data, Inc. or Thompson Financial Research; and (c) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.

                             MANAGEMENT OF THE FUND

GENERAL

   The Fund's Board of Directors oversees and reviews the Fund's management, administrator and other companies who provide services to the Fund to ensure compliance with investment policies. The Fund's Board of Directors has no standing committees. Fund officers and the administrator are responsible for day-to-day operations. The Adviser is responsible for investment management under the Investment Advisory Agreement. The Fund, the Investment Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities which may be purchased or held by the Fund.

DIRECTORS AND OFFICERS

   The Directors and officers of the Fund and their principal business activities during the past five years are:


                                                                       Number
                                                                         of
                                   Term of                            Portfolios     Other
                                   Office(1)                          Overseen    Directorship
                                     and                               Within         Held
                      Position(s)  Length of                             the        Outside
                      Held with     Time     Principal Occupation(s)     Fund       the Fund
Name, Age and Address    Fund      Served   During the Past Five Years  Complex     Complex
-----------------------------------------------------------------------------------------------
Independent Directors
Jerome J.              Director  Served as  Vice President of Finance     1        None
Klingenberger(2)                 Director       for Grayhill, Inc.
Age: 49                          since 1999   (electronic components
561 Hillgrove Ave.                             and control systems)
LaGrange, IL  60525

John G. Kyle(2)        Director  Served as    Owner and operator of       1        None
Age:  63                          Director      Shell Oil Services
10 Skokie Hwy                    Since 1993   Stations and Gasoline
Highland Park, IL                                  Distributor
60035

John F. Lesch(2) ,     Director  Served as    Attorney with Nisen &       1        None
(3)                               Director         Elliott, LLC
Age:  64                         Since 1993
200 W Adams Street
Suite 2500
Chicago, IL  60606

Sean Lowry(2)          Director  Served as   Executive Vice President     1        None
Age:  50                          Director   of Pacor Mortgage Corp.
401 South LaSalle                since 1999
Street
Suite 605
Chicago, IL  60605

Elwood P. Walmsley(2)  Director  Served as   Owner of J. FitzWoody's      1        None
Age:  64                          Director    Lakeshore Grill, since
100 Cobblestone Court            since 1999    2002 and Director of
Twin Lakes, WI  53181                         Sales for H.B. Taylor
                                             Company (food services),
                                                since 2003; Prior
                                            thereto, National Account
                                             Executive for Haarmann &
                                            Reimer, Division of Bayer
                                            International, since 1999.


Interested Director and Officers

John L. Keeley, Jr.   Director   Served as   President and Treasurer      1      Marquette
(4)                   and        Director      of Keeley Investment              National
Age:  64              President  and          Corp. and President of               Corp.
401 South LaSalle                President   Keeley Asset Management
Street                           since 1993           Corp.
Suite 1201
Chicago, IL 60605


Officers

Mark Zahorik          Vice       Served as   Vice President of Keeley    N/A        N/A
Age: 42               President  Vice         Asset Management Corp.
401 South LaSalle                President    and Keeley Investment
Street                           since 1997           Corp.
Suite 1201
Chicago, IL 60605



                                                                       Number
                                                                         of
                                   Term of                            Portfolios     Other
                                   Office(1)                          Overseen    Directorship
                                     and                               Within         Held
                      Position(s)  Length of                             the        Outside
                      Held with     Time     Principal Occupation(s)     Fund       the Fund
Name, Age and Address    Fund      Served   During the Past Five Years  Complex     Complex
-----------------------------------------------------------------------------------------------
Mary A. Ferrari       Secretary  Served as    Corporate Secretary of     N/A        N/A
Age: 45                          Corporate   Keeley Asset Management
401 South LaSalle                Secretary       Corp. and Keeley
Street                           since 1996      Investment Corp.
Suite 1201
Chicago, IL 60605

Emily Viehweg         Treasurer  Served as  Treasurer of Keeley Asset    N/A        N/A
Age: 38                          Treasurer    Management Corp. since
401 South LaSalle                since 1997     2001 and Assistant
Street                                      Treasurer of Keeley Asset
Suite 1201                                     Management Corp. and
Chicago, IL 60605                            Keeley Investment Corp.
                                                    since 1996

Guy Talarico          Chief      Served as      Co-Chief Executive       N/A        N/A
Age:  49              Compliance Chief      Officer of EOS Compliance
26 West 17th Street    Officer   Compliance Services, LLC since 2004;
New York, NY  10011              Officer        Senior Director of
                                 since 2004   Investors Bank & Trust
                                              Institutional Custody
                                              Division 2001 to 2004;
                                             Vice President of Chase
                                            Investment Services Group
                                                   1997 to 2001

--------------------------
  (1) Each director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

  (2) Each director maintains brokerage accounts with Keeley Investment Corp., the Fund's principal underwriter.


  (3) Mr. Lesch has performed legal services (principally related to Federal income tax matters) for Mr. Keeley on an individual basis, unrelated to the business of Keeley Asset Management Corp. or Keeley Investment Corp. Fees paid by Mr. Keeley to Mr. Lesch were approximately $2,500, $2,675 and $3,500 for the years ending December 31, 2004, 2003 and 2002, respectively.


  (4) John L. Keeley, Jr., is considered an "interested director" of the Fund because of his affiliation with Keeley Asset Management Corp.

      At October 31, 2004, the Directors and officers owned 485,390 shares, representing 7.56% of the outstanding shares of the Fund.

   With the exception of the Chief Compliance Officer, the officers are "interested persons" of the Fund and are also officers of Keeley Asset Management Corp., Keeley Investment Corp. or its Affiliates, and receive compensation from those companies. They do not receive any compensation from the Fund. The Chief Compliance Officer has a contractual agreement with the Fund, whereby the Fund compensates the Chief Compliance Officer $6,250 monthly. Each "non-interested" Fund Director receives $1,000 from the Fund for each meeting which he attends. Regular Board meetings are held quarterly. For the fiscal year ended September 30, 2004, the Fund paid Directors' fees of $20,000.

At December 31, 2004, the dollar range of equity securities owned beneficially by each Director of the Fund was as follows:

                               INTERESTED DIRECTOR



                                                      Aggregate Dollar Range of
                                                       Equity Securities in All
                                                        Registered Investment
                                                        Companies Overseen by
                         Dollar Range of Equity         Director in Family of
  Name of Director       Securities in the Fund          Investment Companies

John L. Keeley, Jr.          Over $100,000                  Over $100,000



                              INDEPENDENT DIRECTORS



                                                       Aggregate Dollar Range of
                                                       Equity Securities in All
                                                        Registered Investment
                                                        Companies Overseen by
                          Dollar Range of Equity         Director in Family of
Name of Director          Securities in the Fund          Investment Companies

John F. Lesch                Over $100,000                  Over $100,000
John G. Kyle                 Over $100,000                  Over $100,000
Elwood P. Walmsley           Over $100,000                  Over $100,000
Jerome J. Klingenberger    $50,001 - $100,000             $50,001 - $100,000
Sean Lowry                   Over $100,000                  Over $100,000


      In November 2004, the Board of Directors of the Fund considered renewal of the Fund's Investment Advisory Agreement. In considering renewal, the Board reviewed the following factors: (i) the Fund's expense ratio, (ii) the Fund's performance on a short-term and long-term basis and relative to a list of nine other funds deemed somewhat comparable to the Fund, the Russell 2000 Index and the S&P(R) 500 Index; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by the Russell 2000 Index and the S&P(R) 500 Index; (v) the total fees collected by the Adviser and its affiliates from the Fund and its shareholders; and (vi) the range and quality of the services offered by the Adviser. In evaluating the Fund's expenses, the Board first reviewed expenses for funds in the Fund's S&P Style Name Category as defined by Strategic Insight, and a selected group of ten funds (including the Fund) with net assets ranging from $17.0 million to $641.0 million. The S&P Style Name Category showed average expenses of 1.59%, median expenses of 1.50%, and average net assets of $282 million, which put the Fund at the higher end of the expense category (at 250 out of 386), but still one of the smaller funds in the category. The Board then reviewed the various categories of expenses, and considered those which were likely to go continue to go down as a percentage of Fund assets as fund size increases. The Board reviewed the Lipper Benchmark advisory fee numbers, which showed that the Fund's 1.00% fee was on the high side of advisory fees The Board also reviewed information related to the other benefits wihich affiliates of the Adviser received as a result of their relationship with the Fund, including brokerage fees paid to Keeley Investment Corp. The Board paid particular attention to the Fund's performance, both over its entire history and on the shorter term, and acknowledged that the Fund had significantly out-performed the Russell 2000 Index and the S&P 500(R) Index in fiscal 2004, and on an average annual 3-year, 5-year and ten-year basis, and the Board indicated that it was pleased with that record. The Board discussed the Fund's unusual characteristics - its focus on special situations - companies coming out of bankruptcy, restructuring, spin-offs and S&L and insurance conversions, and the additional effort required to focus on those issues. In evaluating performance, the Board first reviewed data from that same group of funds for a one and three year period, and against the S&P 500(R) , the Russell 2000 and the Lipper Benchmark. After considering all of these factors, but with particular reference to the Fund's performance, the Board concluded that the Adviser provided excellent and unique services to the Fund, based on the unusual investment criteria, that there was a substantial cost to the adviser to provide those services, that the performance had been excellent, that the Fund had received value for its cost of advisory services, and based on those factors, renewed the Advisory Agreement.


    The table below shows the compensation which the Fund paid to each of its Directors for the fiscal year ended September 30, 2004:

                                                     Pension or    Estimated
                                     Retirement        Annual         Total
                     Aggregate    Benefits Accrued    Benefits    Compensation
  Name of Person,   Compensation  As Part of Fund       Upon     From Fund Paid
     Position        From Fund        Expenses       Retirement   to Directors
     --------        ---------        --------       ----------    ----------
John L. Keeley,      $    0              $0                $0        $    0
Jr.,
Director

John F. Lesch,       $4,000              $0                $0        $4,000
Director

John G. Kyle,        $4,000              $0                $0        $4,000
Director

Elwood P. Walmsley,  $4,000              $0                $0        $4,000
Director

Jerome J.            $4,000              $0                $0        $4,000
Klingenberger
Director

Sean Lowry           $4,000              $0                $0        $4,000
Director


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   For this purpose "control" means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

   On October 31, 2004, Mr. John L. Keeley, Jr. owned 444,047 shares, and his ownership represented 6.92% of the issued and outstanding shares of common stock of the Fund. No other person owned 5% or more as of October 31, 2004.

                               INVESTMENT ADVISER

Keeley Asset Management Corp., organized in the State of Illinois on December 28, 1981, is the Fund's investment adviser (the "Adviser"). John L. Keeley, Jr. owns all of the stock of the Adviser. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for administering the Fund's affairs and supervising its investment program and must do so in accordance with applicable laws and regulations. The Adviser also furnishes the Fund's Board of Directors with periodic reports on the Fund's investment performance.

   For its services, the Adviser receives a monthly fee at an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Advisory Agreement provides that the Adviser will waive a portion of its management fee, or reimburse the Fund, to the extent that its total annual operating expenses exceed 2.50%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities. The Investment Advisory Agreement also provides that the Adviser shall not be liable to the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement. For the fiscal years ended September 30, 2004, 2003 and 2002, the Adviser earned $1,307,148, $772,925 and $684,660, respectively, in investment advisory fees.

                             ADMINISTRATION SERVICES

   UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, is the Fund's administrator. The Administrator assists in preparing and filing the Fund's federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian or Transfer Agent), participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares state securities law compliance filings, oversees the Fund's fidelity insurance relationships, compiles data for and prepares notices to the Securities and Exchange Commission, prepares annual and semi-annual reports to the Securities and Exchange Commission and current shareholders, monitors the Fund's expense accounts, the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund's arrangements with respect to services provided pursuant to the Fund's Distribution Plan, compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations.

   The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its services the Administrator receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of 0.15% on the first $50 million of the Fund's average daily net assets, and 0.05% on the Fund's average daily net assets in excess of $50 million. The fee is computed daily and paid monthly. The minimum fee is $38,500 per year. UMB Fund Services, Inc. received fees of $115,358, $88,646 and $84,233 from the Fund for the years ended September 30, 2004, 2003 and 2002, respectively.

   The Administrator provides services to the Fund under an Administration Agreement which is renewable from year to year if the Fund's Board of Directors (including a majority of the Fund's disinterested Directors) approves the renewal. Either UMB Fund Services, Inc. or the Fund may terminate the Administration Agreement on ninety (90) days written notice to either party. Amendments to the Administration Agreement require the approval of the Fund's Board of Directors (including a majority of the Fund's disinterested Directors). The Administration Agreement cannot be assigned by the Fund or UMB Fund Services, Inc. without consent of the other party.

    FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

FUND ACCOUNTANT

   U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") acts as the fund accountant for the Fund. U.S. Bancorp's principal business address is 615 East Michigan Street, Milwaukee, WI, 53202-0701. U.S. Bancorp services include maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for Fund expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Fund; determining net asset values of the Fund; calculating net asset value per share and maintaining tax accounting records for the investment portfolio.

   For its services U.S. Bancorp receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of $30,000 for the first $100 million of the Fund's average daily net assets, 0.0125% on the Fund's average daily net assets from $100 to $300 million, and 0.0075% on the remainder of the Fund's average daily net assets. The fee is computed daily and paid monthly. U.S. Bancorp received fees of $37,313, $33,701 and $34,193 from the Fund for the years ended September 30, 2004, 2003 and 2002, respectively.

CUSTODIAN

   U.S. Bank, N.A., (the "Custodian") 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the Fund. As custodian to the Fund it is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment for securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

   U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") acts as the Transfer and Dividend Disbursing Agent for the Fund. U.S. Bancorp's principal business address is 615 East Michigan Street, Milwaukee, WI, 53202-0701. U.S. Bancorp services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Fund and with the approval of the Board of Directors.

   Under this Agreement, U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Fund; and, monitors the total number of shares sold in each state.

                                 NET ASSET VALUE

   For purposes of computing the net asset value of a share of the Fund, securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of the closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

   The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

   The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Fund must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Redemptions in excess of those above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

   Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

   On September 30, 2004, the net asset value per share of the Fund was calculated as follows:

   Net Assets           $206,976,451
                        ------------  = $33.95 Net Asset Value Per Share
   Shares Outstanding   6,096,389

                       PURCHASES AND REDEMPTION OF SHARES

   For information on purchase and redemption of shares, see "How to buy, sell and exchange shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                            Sales at Net Asset Value

   Purchases of the Fund's shares at net asset value may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributor) tax-exempt entities (including pension and profit sharing plans and IRAs) whose minimum initial investment is $25,000 or more, (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $25,000, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired Officer, Director or employee, or any member of the immediate family of such person, of the Fund, Adviser, Distributor or any affiliated company thereof, (f) the Fund's Adviser, Distributor or any affiliated company thereof, (g) any employee benefit plan established for employees of the Adviser, Distributor, or its affiliates,
(h)advisory clients of the Adviser, (i) registered representatives and their spouses and minor children and employees of Selected Dealers, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of1940, who have for-fee clients with at least $25,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund, (k) shareholders of the Fund, solely with respect to their reinvestment of dividends and distributions from the Fund, (l) shares exchanged in accordance with the Fund's exchange privilege on which a sales charge has been paid in connection with the previous purchase of shares of the Fund (see "Exchange Privilege"), (m) employees, pension, profit sharing and retirement plans of the Administrator of the Fund, (n) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees, (o) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund, (p) sales to broker-dealers who conduct their business with their customers principally through the Internet and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund; (q) sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage fees and (r) investors in Schwab Mutual Fund Marketplace(R) (MFMP) (i) who are investment advisers, investment consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services; (ii) who are clients of such investment advisers, investiment consultants or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, investment consultant or financial planner on Schwab's system; (iii) who are customers of financial institutions clearing transactions through Schwab; or (iv) who are participants (including personal choice retirement accounts or otherwise) in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" for which (X) Schwab acts as broker-dealer (Y) The Charles Schwab Trust Company acts as trustee of the trust funds under the Plans and/or (Z) Schwab Retirement Plan Services, Inc. or another entity acts as record keeper. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.

                               EXCHANGE PRIVILEGE

   Investors may exchange shares of the Fund having a value of $250 or more for shares of First American Prime Obligations Fund (the "Prime Obligations Fund") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. An investor is limited to 4 exchanges in each 12 month period. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in the Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectus of the Prime Obligations Fund before exercising the exchange privilege. The Distributor is entitled to receive a fee from Prime Obligations Fund for certain distribution and support services at the annual rate of 0.20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

   The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Prime Obligations Fund or (ii) the proceeds from redemption of the shares of the Prime Obligations Fund are not immediately reinvested in shares of the Fund. The exchange privilege may be terminated by the Fund at any time.

   For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

                                    TAXATION

   The Fund intends to qualify annually and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

   To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least fifty percent (50%) of the market value of the Fund's assets are represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Fund's total assets and 10 percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (iii) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of and net long-term capital losses) each taxable year.

   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To avoid the tax, the Fund must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses for the twelve-month period ending October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make these distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund before December 31 of the year and paid by the Fund by January 31 of the following year. Such distribution will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

   If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will also be subject to federal income tax.

                             DISTRIBUTION OF SHARES

   Keeley Investment Corp. (the "Distributor") acts as the principal underwriter for the Fund under an Underwriting Agreement between it and the Fund. The Distributor is a registered broker-dealer under the Securities Act of 1934, member of the National Association of Securities Dealers, Inc. (NASD), the Securities Investor Protection Corporation (SIPC), and an affiliate of the Adviser.

   The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under "How Shares are Priced." The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund. (A portion of these costs may be reimbursed by the Fund pursuant to the Fund's Distribution Plan (the "Plan") described below. The Distributor may receive brokerage commissions for executing portfolio transactions for the Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor may also compensate these entities out of the distribution fee received from the Fund. For the years ended September 30, 2004, 2003 and 2002, the Distributor received $639,346, $170,768 and $262,617, respectively, in front-end sales commissions and paid $493,939, $119,045 and $197,575, respectively, of such proceeds to dealers as sales concessions as described in the Prospectus.

                          RULE 12b-1 DISTRIBUTION PLAN

   The Fund adopted a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan"). The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

   While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the Directors of the Fund who are not interested persons of the Fund. The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Adviser. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

   For the years ended September 30, 2004, 2003 and 2002, the Distributor received $99,777, $70,662 and $72,109, respectively, under the Plan. During the same periods, the Fund paid an additional $227,363, $122,569 and $99,056, respectively, pursuant to the Plan, all of which represented compensation to dealers.

   Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund's average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and are based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will the Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the National Association of Securities Dealers' ("NASD") limitations on asset based compensation described below.

   The NASD has rules which may limit the extent to which the Fund may make payments under the Plan. Although the NASD's rules do not apply to the Fund directly, the rules apply to members of the NASD such as the Distributor and prohibit them from offering or selling shares of the Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the NASD's limitations.

   The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

   Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund's so-called "remaining amount." The remaining amount is the amount to which the Fund's total sales charges are subject for purposes of ensuring compliance with the NASD limits. The Fund's remaining amount is generally calculated by multiplying the Fund's new sales by its appropriate NASD maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund's sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund's remaining amount increases with new sales of the Fund (because the Fund's front-end sales charge is less than the applicable NASD maximum) and decreases as the 12b-1 charges are accrued. The NASD rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If the Fund's remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund's remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

   The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. The Adviser may select the Distributor to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained elsewhere.

BROKERAGE

   In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser has investment discretion. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

   In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

   The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the Board of Directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, the Board of Directors understands that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.

   Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

   For the years ended September 30, 2004, 2003 and 2002, the Fund paid to brokers, other than the Distributor, brokerage commissions totaling $0, $250 and $0, respectively, on transactions having a total market value of $0, $69,747 and $0, respectively. For the years ended September 30, 2004, 2003 and 2002, the Fund paid the Distributor brokerage commissions of $468,702, $258,240 and $158,053, respectively, on transactions involving the payment of commissions having a total market value of $137,772,207, $63,961,868 and $57,207,857, respectively. Of the brokerage commissions paid by the Fund for the years ended September 30, 2004, 2003 and 2002, 100.0%, 99.9% and 100.0%, respectively, were paid to the Distributor and such commissions paid to the Distributor were paid in connection with transactions involving securities having a market value equal to 100.0%, 99.9% and 100.0%, respectively, of the total market value of securities on which the Fund paid commissions. The above does not include principal transactions when the Fund purchases securities directly from NASD marketmakers on a principal basis. During the fiscal year ended September 30, 2004, the Fund did not acquire securities of its regular brokers or dealers or their parents.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

   The Articles of Incorporation do not require that the Fund hold annual or regular shareholder meetings. Meetings of the shareholders may be called by the Board of Directors and held at such times the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

   The Fund's By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

   Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

   If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

   After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, reviews the Fund's income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                                  PROXY VOTING

   As the beneficial owner of Fund securities, the Fund, through its Board of Directors, has the right and the obligation to vote the Fund's portfolio securities. The Board of Directors has delegated the power to vote Fund securities to its investment adviser. The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Fund. Those policies and procedures will govern the Fund's voting of portfolio securities, except to the extent varied by the Fund's Policies and Procedures, in which case the Fund's policies and procedures will govern.

      The Fund's Policies and Procedures are based on the following assumptions:

      Voting rights have economic value.

      There is a duty to cast an informed vote.

      Fund securities must be voted in a way that benefits the Fund and its shareholders solely.

   The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

     1) The Fund will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).

     2) The Fund will rely upon the Adviser's analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).

     3) The Fund will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.

     4) On matters relating to social and political responsibility, unless in the Adviser's judgment a vote in one direction or the other is likely to have a material effect on the market value of Fund securities, the Fund will abstain.

   All other issues brought forth will be reviewed by the Adviser on a case by case basis with the sole aim of enhancing the value of Fund assets.

   Although the Adviser does not anticipate that voting will generally present a conflict of interest between the Fund on the one hand and the person exercising the vote, the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor, the Adviser recognizes that it is possible that a conflict of interest could arise. If the Adviser identifies a situation which it believes presents a conflict of interest, if the matter is one for which the Fund's proxy policies as set forth above require a specific vote (e.g. an anti-takeover matter), then the proxy will be voted in accordance with the predetermined policy without regard to the conflict. If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of the Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote) or (iii) the Adviser may retain an independent 3rd party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

   Every August the Fund files with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov. Shareholders may also obtain a copy of the Proxy Voting Policies and the Fund's proxy voting record by contacting the Fund at 800-533-5344 (toll-free).

                                   APPENDIX A

                           DESCRIPTION OF BOND RATINGS

Ratings of a rating service represent the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security. It does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the rating characteristics used by Moody's Investors Services, Inc. ("Moody's") and Standard and Poor's Ratings Group ("Standard and Poors").

RATINGS BY MOODY'S

Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they compose what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

RATINGS BY STANDARD AND POORS

AAA - Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.